Exhibit  32

CERTIFICATION OF CHIEF EXECUTIVE AND FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Peretz Yehudah Aisenstark, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the quarterly report of Duane Street Corp. on Form 10-Q/A for the three months ended June 30, 2013 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such quarterly report on Form 10-Q/A fairly presents in all material respects the financial condition and results of operations of Duane Street Corp. as of and for the periods presented in such quarterly report on Form 10-Q/A. This written statement is being furnished to the Securities and Exchange Commission as an exhibit accompanying such quarterly report and shall not be deemed filed pursuant to the Securities Exchange Act of 1934.

Date: August 27, 2013	By:	/s/ Peretz Yehudah Aisenstark
	Name:	Peretz Yehudah Aisenstark
	Title:	Chief Executive and Financial Officer